EXHIBIT 10.1

                                     FORM OF
               NON-QUALIFIED OPTION/STOCK APPRECIATION RIGHTS PLAN

                        AMERICAN COMMERCE SOLUTIONS, INC.

                           Adopted as of July 10, 2002

A.   PURPOSE AND SCOPE

     The purposes of this Plan are to encourage stock ownership by key management employees of American Commerce Solutions, Inc. (herein called the "Company"), a Delaware corporation, and its Subsidiaries, to provide an incentive for such employees to expand and improve the profits and prosperity of the Company and its Subsidiaries, and to assist the Company and its Subsidiaries in attracting and retaining key personnel, including consultants, through the grant of (1) Options to purchase shares of the Company's common stock and (2) Stock Appreciation Rights related to those Options.

B.   DEFINITIONS

     Unless otherwise required by the context:

     1.   "Board" shall mean the Board of Directors of the Company.

     2. "Committee" shall mean the Stock Option Plan Committee, which is appointed by the Board, and which shall be composed of three members of the Board, or, the remaining members of the Board in such case where three members of the Board are not available.

     3. "Company" shall mean the American Commerce Solutions, Inc., a Delaware corporation.

     4.   "Code" shall mean the Internal Revenue Code of 1954, as amended.

     5. "Option" shall mean a right to purchase Stock, granted pursuant to the Plan.

     6. "Option Price" shall mean the purchase price for Stock under an Option, as determined in Section F below.

     7. "Participant" shall mean an employee or consultant of the Company, or of any Subsidiary of the Company, to whom an Option is granted under the Plan.

     8. "Plan" shall mean this American Commerce Solutions, Inc. Stock Option Plan.

     9.   "Stock" shall mean the common stock of the Company, par value $______

     10. "Stock Appreciation Right" shall mean a right to receive cash or Stock, granted pursuant to Section H of the Plan.

     11. "Subsidiary" shall mean a subsidiary corporation of the Company, as defined in ss.ss.425(f) and 425(g) of the Internal Revenue Code.

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C.   STOCK TO BE OPTIONED

     Subject to the provisions of Section M of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is 7,000,000 shares. Such shares may be treasury, or authorized, but unissued, shares of Stock of the Company.

D.   ADMINISTRATION

     The Plan shall be administered by the Committee. Two members of the Committee shall constitute a quorum for the transaction of business. The Committee shall be responsible to the Board for the operation of the Plan, and shall make recommendations to the Board with respect to participation in the Plan by employees of the Company and its Subsidiaries, and with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Committee shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made by him in good faith.

E.   ELIGIBILITY

     The Board, upon recommendation of the Committee, may grant Options to any key management employee (including an employee who is a director or an officer) of the Company or its Subsidiaries or to a key consultant. Options may be awarded by the Board at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board, upon recommendation by the Committee shall determine. Options granted at different times need not contain similar provisions.

F.   OPTION PRICE

     The purchase price for Stock under each Option shall be determined by the Committee and the Board, but in no event less than the par value of the Stock.

G.   TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by agreements in such form as the Board, upon recommendation of the Committee, shall from time to time approve. Such agreements shall comply with and be subject to the following terms and conditions:

     1. EMPLOYMENT AGREEMENT. The Board may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company or any of its Subsidiaries for a period of time (specified in the agreement) following the date the option is granted. No such agreement shall impose upon the Company or any of its Subsidiaries, however, any obligation to employ the Participant for any period of time.

     2. TIME AND METHOD OF PAYMENT. The Option Price shall be paid in full in cash at the time an Option is exercised under the Plan. Otherwise, an exercise of any Option granted under the Plan shall be invalid and of no effect. Promptly after the exercise of an Option and the payment of the full Option Price, the Participant shall be entitled to the issuance of a stock certificate evidencing his ownership of such Stock. A Participant shall have none of the rights of a shareholder

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          until  shares are issued to him,  and no  adjustment  will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     3. NUMBER OF SHARES. Each Option shall state the total number of shares of Stock to which it pertains. The number of shares to which a Participant is entitled under an Option shall be reduced by the number of Stock Appreciation Rights (described in Section H below) related to the Option that have been previously exercised by the Participant.

     4. OPTION PERIOD AND LIMITATIONS ON EXERCISE OF OPTIONS. The Board may, in its discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified in the Option agreement. Except as provided in the Option agreement, an Option may be exercised in whole in part at any time during its term. No Option may be exercised after the expiration of 10 years from the date it is granted. No Option may be exercised for a fractional share of Stock.

H.   STOCK APPRECIATION RIGHTS

     The Board may, upon recommendation of the Committee, grant Stock Appreciation Rights to Participants at the same time as such Participants are awarded Options under the Plan. Such Stock Appreciation Rights shall be evidenced by agreements in such form as the Board shall from time to time approve. Such agreements shall comply with, and be subject to, the following terms and conditions:

     1. EMPLOYMENT AGREEMENT. The Board may, in its discretion, include in any Stock Appreciation Rights granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company or any of its Subsidiaries for a period of time (specified in the agreement) from the date the Stock Appreciation Rights are granted. No such agreement shall impose upon the Company or any of its Subsidiaries, however, any obligation to employ the Participant for any period of time.

     2. GRANT. Each Stock Appreciation Right shall relate to a specific Option under the Plan, and shall be awarded to a Participant concurrently with the grant of such Option. The number of Stock Appreciation Rights granted to a Participant shall be equal to the number of shares that the Participant is entitled to receive pursuant to the related Option. The number of Stock Appreciation Rights held by a Participant shall be reduced by:

          (a) the number of Stock Appreciation Rights exercised for Stock or cash under the Stock Appreciation Rights agreement, and

          (b) the number of shares of Stock purchased by such Participant pursuant to the related Option.

     3. MANNER OF EXERCISE. A Participant shall exercise Stock Appreciation Rights by giving written notice of such exercise to the Company. The date upon which such written notice is received by the Company shall be the exercise date for the Stock Appreciation Rights.

     4. APPRECIATION AVAILABLE. Each Stock Appreciation Right shall entitle a Participant to the following amount of appreciation - the excess of the fair market value of a share of Stock on the exercise date over

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          the  option  price  of the  related  Option.  The  total  appreciation available to a Participant from any exercise of Stock Appreciation Rights shall be equal to the number of Stock Appreciation Rights being
          exercised,   MULTIPLIED  by  the  amount  of  appreciation  per  Right
          determined under the preceding sentence.

     5. PAYMENT OF APPRECIATION. In the discretion of the Committee, the total appreciation available to a Participant from an exercise of Stock Appreciation Rights may be paid to the Participant either in Stock or in cash. If paid in cash, the amount thereof shall be the amount of appreciation determined under Paragraph 4, above. If paid in Stock, the number of shares of Stock that shall be issued pursuant to the exercise of Stock Appreciation Rights shall be determined by DIVIDING the amount of appreciation determined under Paragraph 4, above, BY the fair market value of a share of Stock on the exercise date of the Stock Appreciation Rights; PROVIDED, HOWEVER, that no fractional shares shall be issued upon the exercise of Stock Appreciation Rights.

     6. LIMITATIONS UPON EXERCISE OF STOCK APPRECIATION RIGHTS. A Participant may exercise a Stock Appreciation Right for cash only in conjunction with the exercise of the Option to which the Stock Appreciation Right relates. Stock Appreciation Rights may be exercised only at such times and by such persons as may exercise Options under the Plan. Adjustment to the number of shares in the Plan and the price per share pursuant to Section M below shall also be made to any Stock Appreciation Rights held by each Participant. Any termination, amendment, or revision of the Plan pursuant to Section N below shall be deemed a termination, amendment, or revision of Stock Appreciation Rights to the same extent.

I.   TERMINATION OF EMPLOYMENT

     Except as provided in Section J below, if a Participant ceases to be employed by the Company or any of its Subsidiaries, his Options and Stock
Appreciation shall terminate. Rights shall terminate immediately; PROVIDED, HOWEVER, that if a Participant's cessation of employment with the Company and its Subsidiaries is due to his retirement with the consent of the Company or any of its Subsidiaries, the Participant may, at any time within three months after such cessation of employment, exercise his Options and Stock Appreciation Rights to the extent that he was entitled to exercise them on the date of cessation of employment, but in no event shall any Option or Stock Appreciation Right be exercisable more than 10 years from the date it was granted. The Committee may cancel an Option or Stock Appreciation Right during the three-month period referred to in this paragraph, if the Participant engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company or any of its Subsidiaries. The Committee shall determine in each case whether a termination of employment shall be considered a retirement with the consent of the Company or a Subsidiary, and, subject to applicable law, whether a leave of absence shall constitute a termination of employment. Any such determination of the Committee shall be final and conclusive, unless overruled by the Board.

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J.   RIGHTS IN EVENT OF DEATH

     If a Participant dies while employed by the Company or any of its Subsidiaries, or within three months after having retired with the consent of the Company or any of its Subsidiaries, and without having fully exercised his Options and Stock Appreciation Rights, the executors or administrators, or legatees or heirs, of his estate shall have the right to exercise such Options and Stock Appreciation Rights to the extent that such deceased Participant was entitled to exercise the Options and Stock Appreciation Rights on the date of his death; PROVIDED, HOWEVER, that in no event shall the Options or Stock Appreciation Rights be exercisable more than 10 years from the date they were granted.

K.   NO OBLIGATIONS TO EXERCISE OPTION OR STOCK APPRECIATION RIGHTS

     The granting of an Option or Stock Appreciation Rights shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Rights.

L.   NON-ASSIGNABILITY

     Options and Stock Appreciation Rights shall not be transferable other than by will or by the law of descent and distribution, and during a Participant's lifetime shall be exercisable only by such Participant.

M.   EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

     The aggregate number of shares of Stock available for Options under the Plan, the shares subject to any Option, the price per share, and the number of related Stock Appreciation Rights shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a stock dividend, or
(3) other increase or decrease in such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, any Option or Stock Appreciation Rights shall pertain, apply, and relate to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all Options and Stock Appreciation Rights outstanding under the Plan shall terminate; PROVIDED, HOWEVER, that each Participant (and each other person entitled under Section J to exercise an Option or Stock Appreciation Rights) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Options and Stock Appreciation Rights in whole or in part, but only to the extent that such Options and Stock Appreciation Rights are otherwise exercisable under the terms of the Plan.

N.   AMENDMENT AND TERMINATION

     The Board, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted. Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option or Stock Appreciation Rights previously granted differ. The Plan, except as authorized herein. Unless sooner terminated, the Plan shall remain in effect for a period of 10 years from the date of the Plan's adoption by the Board. Termination of the Plan shall not affect any Option previously granted.

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O.   AGREEMENT AND REPRESENTATION OF EMPLOYEES

     As a condition to the exercise of any portion of an Option, or of any Stock Appreciation Rights, the Company may require the person exercising such Option or Stock Appreciation Rights to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

P.   RESERVATION OF SHARES OF STOCK

     The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Stock as to which the requisite authority has not been obtained.

Q.   EFFECTIVE DATE OF PLAN.

     The Plan shall be effective from July 10, 2002 the date that the Plan was approved, via Resolution, by the Board.

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                        AMERICAN COMMERCE SOLUTIONS, INC.
                                STOCK OPTION PLAN

A. A STOCK OPTION for a total of ______ shares of Common Stock, par value $______, of American Commerce Solutions, Inc., a Delaware corporation (herein the "Company") is hereby granted to: ________________ (herein the "Optionee"), subject in all respects to the terms and provisions of the American Commerce Solutions, Inc. Stock Option Plan (herein the "Plan") dated July 10, 2002, which has been adopted by the Company and which is incorporated herein by reference.

B. The option price as determined by the Board of Directors of the Company is $_____ per share.

C. This Option may not be exercised if the issuance of shares of Common Stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law or valid regulation. The Optionee, as a condition to his exercise of this Option, shall represent to the Company that the shares of Common Stock of the Company that he acquires under this Option are being acquired by him for investment and not with a present view to distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

D. This Option may not be transferred in any manner otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

E. This Option may not be exercised more than ten (10) years from the date of its grant, and may be exited during such term only in accordance with the terms of the Plan.

Dated: July 10, 2002               AMERICAN COMMERCE SOLUTIONS, INC.

                                   By: /s/ Daniel L. Hefner
                                       -----------------------------------------
ATTEST:                                Daniel L. Hefner, Chief Executive Officer

_________________________________

______________________, Secretary

     The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof. The Optionee hereby accepts this Option subject to all the terms and provisions of the Plan. The Optionee hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Board of Directors and, where applicable, the Stock Option Plan Committee, upon any questions arising under the Plan. As a condition to the issuance of shares of Common Stock of the Company under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any regular cash compensation payable to him any taxes required to be withheld by the Company under Federal, State, or Local law as a result of his exercise of this Option.

Dated: ________________                        _________________________________

                                               _______________________, Optionee

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